Employee Stock Benefit Plans	9 Months Ended
Sep. 30, 2011
Employee Stock Benefit Plans [Abstract]
Employee Stock Benefit Plans
Note 13
Employee Stock Benefit Plans

The Company has two active, stock-based compensation plans available to grant, among other things, incentive and non-qualified stock options, as well as restricted and unrestricted shares of stock, to employees, directors and third-party service-providers. Under the 2005 Equity Compensation Plan, a maximum of 650,000 shares of the Company’s common stock have been reserved for issuance. At September 30, 2011, 233,156 shares were available for future grants under this plan. Under the Outside Director Plan 29,913 shares were available for issuance as of September 30, 2011. The other stock options plans are frozen and no further grants will be made from them.

Stock option activity under all of the Company’s share-based compensation plans for the nine months ended September 30, 2011 was as follows:

	Number of Options	Weighted Average Exercise Price
Outstanding, January 1, 2011	70,661	$28.70
Granted	-	-
Exercised	(166)	6.24
Cancelled	(2,626)	138.20
Outstanding, September 30, 2011	67,869	$24.51
Options exercisable at September 30, 2011	49,219	$31.27

At September 30, 2011, there was $1,859,079 of total unrecognized compensation cost related to non-vested option grants and stock awards that is expected to be recognized over a weighted-average period of 7.43 years. The intrinsic value of options outstanding and exercisable at September 30, 2011 was not significant.

There were no stock options issued in the three and nine months ended September 30, 2011 and for the three months ended September 30, 2010. The Company calculates expected volatility for a share-based grant based on historic daily stock price observations of its common stock during the period immediately preceding the grant that is equal in length to the expected term of the grant. For estimating the expected term of share-based grants made in the periods ended September 30, 2010, the Company has adopted the simplified method. The Company has used historical data to estimate expected employee behaviors related to option exercises and forfeitures and included these expected forfeitures as a part of the estimate of expense as of the grant date.

With respect to both grants of options and awards of restricted stock, the risk-free rate of interest is based on the U.S. Treasury rates appropriate for the expected term of the grant or award.

On January 3, 2011, the Company awarded 8,000 shares of restricted stock to its board directors. These restricted shares will vest over a one-year period. In addition, on January 28, 2011, the Company awarded 8,000 shares of stock to members of its Scientific Advisory Board for services performed. The Company determined the fair value of the awards to be the fair value of the Company’s common stock on the date of issuance less the value paid for the award.

On March 30, 2011, the Company awarded 200,000 shares of restricted stock to two of its senior executives. These restricted shares have a purchase price of $0.01 per share and the shares originally were to vest, and no longer be subject to the Company’s right of repurchase, over a 10-year period. The awards had provisions such that the vesting of the awards would accelerate upon a change of control and that would oblige the Company, in accordance with the executives’ employment agreements, to pay the executives a tax gross-up on excise taxes that may be triggered by the accelerated vesting. On July 4, 2011, the Company entered into amended and restated restricted stock agreements, amending the restricted stock agreements of March 30, 2011, to remove the tax gross-up provisions~~,~~  and to recast the vesting period such that upon the closing of the merger, each executive would vest in that number of shares that could be vested without causing excise taxes under Sec. 4999 of the Internal Revenue Code to be imposed on the executive, and any remaining shares would vest in substantially equal annual installments over a 3-year period, on each anniversary of the closing of the merger, so long as the executive continues to be employed by the Company on each such date. If the executive’s employment is terminated by the Company without cause, due to his resignation for good reason, or as the result of his death or disability, the vesting of the shares shall be accelerated. The amended and restated agreements of July 4 would take effect, and thus supersede the March 30 agreements, if and only if the merger should be effected. If the merger should not be effected, then the March 30 agreements would continue in force. On August 11, 2011, the executives and the Company again amended and restated the agreements, subject to and effective upon the closing of the merger, to provide that the number of shares that would vest upon the closing of the merger out of the 100,000 shares that were subject to each agreement would further be limited to avoid the loss in any material respect of a deduction under Section 162(m) of the Internal Revenue Code.

In addition, the Company awarded 10,000 shares of restricted stock to a third executive. These restricted shares have a purchase price of $0.01 per share and the shares will vest, and no longer be subject to the Company’s right of repurchase, over a five-year period. The Company determined the fair value of the awards to be the fair value of the Company’s common stock on the date of issuance less the value paid for the award.

On April 4, 2011 and June 2, 2011, the Company awarded 39,000 shares of restricted stock to various employees of the Company. These restricted shares have a purchase price of $0.01 per share and the shares will vest, and no longer be subject to the Company’s right of repurchase, over a five-year period. The Company determined the fair value of the awards to be the fair value of the Company’s common stock on the date of issuance less the value paid for the award.

On May 17, 2011 and June 30, 2011, the Company awarded 5,432 and 3,408 shares of common stock, respectively, for payment of board fees earned for the first and second quarters of 2011. The Company determined the fair value of the awards to be the fair value of the Company’s common stock on the date of issuance less the value paid for the award.

The Company’s board of directors has approved, subject to stockholder approval, amendments to the 2005 Equity Compensation Plan and Outside Director Plan, in connection with the merger transaction described in Note 2, Proposed Merger. The amendments increase the number of shares of the Company’s common stock reserved for issuance under the plans to 3,000,000 shares and 120,000 shares, respectively, and make certain other changes to the plans.

Compensation expense for the three months ended September 30, 2011 included $33,077 from stock and stock options grants and $59,234 from restricted stock awards. Compensation expense for the three months ended September 30, 2010 included $91,240 from stock options grants and $54,081 from restricted stock awards.

Compensation expense for the nine months ended September 30, 2011 included $94,597 from stock and stock options grants and $137,277 from restricted stock awards. Compensation expense for the nine months ended September 30, 2010 included $276,309 from stock options grants and $162,244 from restricted stock awards.

Compensation expense is presented as part of the operating results in selling, general and administrative expenses. For stock granted to consultants, an additional selling, general and administrative expense in the amount of $0 and $46,000 was recognized during the three and nine months ended September 30, 2011, respectively. For stock options granted to consultants an additional selling, general and administrative expense in the amount of $9,624 and $92,908 was recognized during the three and nine months ended September 30, 2010, respectively.